STATEMENT OF INVESTMENTS
BNY Mellon Global Emerging Markets Fund

January 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.9%
Argentina - 4.1%
Globant	73,698	[a,b]	9,042,745
MercadoLibre	4,570	[b]	3,029,910
			12,072,655
Australia - 1.5%
IDP Education	120,402	[b]	1,395,095
Orocobre	1,534,142	[a,b]	3,118,744
			4,513,839
Brazil - 1.3%
Arco Platform, Cl. A	46,510	[b]	2,412,939
CVC Brasil Operadora e Agencia de Viagens	175,600		1,483,083
			3,896,022
Chile - .7%
Sociedad Quimica y Minera de Chile, ADR	73,293	[a]	2,059,533
China - 26.7%
3SBio	509,000	[b,c]	650,442
51job, ADR	61,138	[a,b]	4,411,107
Alibaba Group Holding, ADR	79,863	[b]	16,498,897
Autohome, ADR	123,133	[a,b]	9,417,212
China Harmony New Energy Auto Holding	5,784,500	[b]	2,955,295
China Yongda Automobiles Services Holdings	2,927,000	[b]	3,084,642
GSX Techedu, ADR	92,780	[a,b]	3,032,978
Meituan Dianping, Cl. B	356,045	[b]	4,512,087
New Oriental Education & Technology Group, ADR	132,009	[b]	16,045,694
Ping An Insurance Group Company of China, Cl. H	263,500	[b]	2,981,018
Tencent Holdings	227,566	[b]	10,805,536
Tencent Music Entertainment Group, ADR	338,229	[a,b]	4,292,126
			78,687,034
Germany - 2.3%
Delivery Hero	87,424	[b,c]	6,748,986
Hong Kong - 4.4%
AIA Group	1,330,600	[b]	13,118,388
India - 23.4%
Apollo Hospitals Enterprise	146,780	[b]	3,415,393

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
India - 23.4% (continued)
Asian Paints	53,894	[b]	1,351,797
Edelweiss Financial Services	1,012,273	[b]	1,352,883
Godrej Consumer Products	580,985		5,477,295
Hindustan Unilever	97,685	[b]	2,780,889
Housing Development Finance	418,222	[b]	14,149,935
Info Edge India	203,643		8,126,539
Jubilant Foodworks	252,846	[b]	6,700,078
Maruti Suzuki India	98,559	[b]	9,491,434
Nippon Life Asset Management	483,763	[c]	2,465,622
PVR	196,744	[b]	5,395,590
Titan	501,637	[b]	8,263,885
			68,971,340
Netherlands - 2.5%
ASML Holding	9,878		2,770,337
Prosus	62,101	[b]	4,475,481
			7,245,818
Russia - .5%
HeadHunter Group, ADR	66,496	[b]	1,416,365
South Africa - 5.9%
Clicks Group	252,016		4,106,680
Discovery	612,670	[b]	4,753,265
Naspers, Cl. N	52,205	[b]	8,569,461
			17,429,406
South Korea - 12.8%
Iljin Materials	214,004	[b]	8,471,816
LG Household & Health Care	6,471		6,781,789
Samsung Electronics	117,015		5,476,208
Samsung SDI	74,258		16,946,597
			37,676,410
Taiwan - 5.4%
Taiwan Semiconductor Manufacturing	1,485,000		15,886,127
Thailand - .9%
Kasikornbank	569,000		2,539,634
United States - 5.5%
Applied Materials	78,667		4,561,899
EPAM Systems	16,586	[b]	3,783,930
Laureate Education, Cl. A	137,329	[b]	2,861,936
Livent	545,154	[a,b]	5,129,899
			16,337,664
Total Common Stocks (cost $220,588,457)			288,599,221

	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,572,889)	1.56	4,572,889	[d]	4,572,889

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,704,482)	1.56	2,704,482	[d]	2,704,482
Total Investments (cost $227,865,828)		100.4%		295,876,592
Liabilities, Less Cash and Receivables		(.4%)		(1,222,207)
Net Assets		100.0%		294,654,385

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At January 31, 2020, the value of the fund’s securities on loan was $31,055,875 and the value of the collateral was $33,129,718, consisting of cash collateral of $2,704,482 and U.S. Government & Agency securities valued at $30,425,236.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, these securities were valued at $9,865,050 or 3.35% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF FORWARD FOREIGN EXCHANGE CURRENCY EXCHANGE CONTRACTS
BNY Mellon Global Emerging Markets Fund

January 31, 2020 (Unaudited)

The following is a summary of the inputs used as of January 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	89,480,253	199,118,968	††	-	288,599,221
Investment Companies	7,277,371	-		-	7,277,371

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation

NOTES

purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the "Board"). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the

NOTES

contractual maturity of security lending transactions are on an overnight and continuous basis.

At January 31, 2020, accumulated net unrealized appreciation on investments was $68,010,764, consisting of $79,847,645 gross unrealized appreciation and $11,836,881 gross unrealized depreciation.

At January 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.